Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated November 24, 2020

to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2020, as supplemented to date

On July 8, 2020, KKR & Co. Inc. (together with its subsidiaries, “KKR”) and Global Atlantic Financial Group Limited (together with its subsidiaries, “Global Atlantic”) announced a strategic transaction whereby KKR will acquire Global Atlantic (the “Transaction”). Global Atlantic Investment Advisors, LLC (the “Adviser”) is an indirect, wholly-owned subsidiary of Global Atlantic. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the closing of the Transaction will result in the automatic termination of, among other things, the investment advisory agreement between the Adviser and Forethought Variable Insurance Trust (the “Trust”) on behalf of each Portfolio.

At a special meeting of shareholders held on November 23, 2020 (the “Meeting”), the shareholders of each Portfolio voted to approve a new investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio (“New Advisory Agreement”) that will take effect upon the closing of the Transaction. The New Advisory Agreement is the same in all material respects as the agreement currently in effect.

Also, at the Meeting, shareholders of each Portfolio elected April Galda as Trustee of the Trust.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

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